UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TEMPUR SEALY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Supplemental Information Regarding Proposal 3 –

Approval of the Amended and Restated 2013 Equity Incentive Plan

The following information may be used by employees and directors of Tempur Sealy International, Inc. (the “Company” or “we”) and its proxy solicitor, Innisfree M&A Incorporated, to communicate with certain stockholders about the Company’s upcoming Annual Meeting of Stockholders. This information supplements information contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2017 (the “Proxy Statement”). Copies of this supplemental information will be first used on, or about, May 2, 2017 by persons making solicitations on our behalf.

The Company will hold its 2017 Annual Meeting of Stockholders at the Griffin Gate Marriott, 1800 Newtown Pike, Lexington, KY 40511 on Thursday, May 11, 2017, at 8:30 a.m. At the Annual Meeting, stockholders will vote to approve the adoption of the Amended and Restated 2013 Equity Incentive Plan. Proposal 3 is described in the Company’s Proxy Statement and includes information regarding this matter.

Amended and Restated 2013 Equity Incentive Plan Background

The 2013 Equity Incentive Plan (the “Existing Plan”) was approved by our stockholders in May 2013. The Existing Plan provides for a total of 4,663,290 shares of our common stock that can be covered by grants. As of February 28, 2017, we had a total of 765,764 shares of common stock available for future grants under our Existing Plan.

The Company proposes to amend and restate our Existing Plan (as amended and restated, the “Amended Plan”) to among other matters, increase the number of shares authorized for issuance under the Amended Plan by 4,000,000 shares, for an aggregate of 8,663,290 shares. The Board recommends that our stockholders approve the Amended Plan.

In connection with Proposal 3 for the Amended Plan, Institutional Shareholder Services (“ISS”) has issued an “against” recommendation, based in part on an interpretive issue and how it complies with ISS’ Equity Plan Scorecard guidelines. The issue relates to the change of control provisions in the Amended Plan, which have been revised from the Existing Plan to add a “double trigger” mechanism to reflect current best practices. The Amended Plan provides in Section 9(b) that (i) if a qualified performance-based award is assumed, converted or replaced by a successor organization following a change of control, and (ii) within 12 months after the change of control the participant is terminated without cause or resigns for good reason, all such awards will vest and any remaining performance goals with respect to such award shall be deemed to have been met at the maximum performance level.

In order to address ISS’ concerns the Compensation Committee and the Board of Directors have agreed to amend this term of the Amended Plan so that these awards vest based on the “target performance” level, not maximum level. Accordingly, the Compensation Committee and the Board of Directors have approved an amendment to the terms of the proposed Amended Plan by amending Section 9(b) thereof to read as follows:

“(i) with respect to Awards that are assumed, converted or replaced by a successor organization following a Change of Control, if the Participant’s employment is terminated by the Company or any of its Affiliates other than For Cause or if the Participant resigns for Good Reason, in either case within twelve (12) months after the occurrence of a Change of Control, all of the Participant’s Awards subject to vesting which have not become vested Awards pursuant to the applicable Award Agreement as of the date of such termination of employment shall immediately become vested Awards, and if such Award is a Qualified Performance-Based Award, any remaining Performance Goals with respect to such Award shall be deemed to have been met at the target performance level.”

The Board of Directors believes that adoption of the Amended Plan is of critical importance to the Company. Your vote is important. The Company urges stockholders to vote “FOR” Proposal 3 to approve the Amended Plan.

Summary of Voting Procedures

If you have already voted, you are not required to revote as a result of the amendment described above, and your original vote will remain in effect unless revoked as described below. However, if you have already voted and you wish to change your vote, you may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. Other than as described here, there are no limitations on your ability to revoke or change your vote. If you hold your shares in street name, you should consult your broker for information regarding how to revoke or change your vote.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You may always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct.

If your shares are held in your name, you may vote by proxy in three convenient ways:

Via Internet: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy materials previously provided to you.

By Telephone: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy materials previously provided to you.

In Writing: Complete, sign, date and return your proxy card in the postage-paid envelope previously provided to you.

You may vote by Internet or telephone until 11:59 P.M., Eastern Time, the day before the meeting date. Proxy cards submitted by mail must be received by the time of the Annual Meeting for your shares to be voted as indicated on that proxy. If your shares are held in street name (with your broker or bank), you may vote by submitting voting instructions to your broker, bank or nominee. Please refer to the instructions provided to you by your broker, bank or nominee. If you provide specific voting instructions, your shares will be voted as you have instructed.

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